UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

current report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 1, 2013

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
Greensboro North Carolina
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 1.01 – Entry into a Material Definitive Agreement	3

Item 7.01 - Regulation FD Disclosure	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	3

Item 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 1, 2013, NewBridge Bancorp (NASDAQ: NBBC) and CapStone Bank (OTCQB: CPSE) announced the signing of a definitive merger agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

NewBridge Bancorp hereby furnishes its investor presentation, dated November 1, 2013. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

Exhibit 99.1	Joint Press Release issued by NewBridge Bancorp and CapStone Bank, dated November 1, 2013.

Exhibit 99.2	NewBridge Bancorp investor presentation, dated November 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: November 1, 2013	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi
Senior Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Joint Press Release issued by NewBridge Bancorp and CapStone Bank, dated November 1, 2013.

Exhibit 99.2	NewBridge Bancorp investor presentation, dated November 1, 2013.